Supplement dated December 14, 2007

to the Prospectus

dated May 01, 2007

for

Variable Universal Life Insurance Policy

issued by

American Family Life Insurance Company

and

American Family Variable Account I

American Family Life Insurance Company is supplementing the Prospectus for the above-captioned variable universal life insurance policies (the “policies”). Please read the supplement carefully and retain it with your prospectus for future reference.

On page 51 of the prospectus, the first sentence in the definition of “Business Day” is deleted and replaced by the following:

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving, the day before Christmas, and any day that a Subaccount’s corresponding investment option does not value its shares.

Supplement dated July 01,2007

to the Prospectus

dated May 1, 2007

for

Variable Universal Life Insurance Policy

issued by

American Family Life Insurance Company

and

American Family Variable Account I

American Family Life Insurance Company is supplementing the Prospectus for the above-captioned variable universal life insurance policies (the “Policies”). Please read the supplement carefully and retain it with your Prospectus for future reference.

On page 13 of the Prospectus, the chart showing Annual Portfolio Operating Expenses has been changed as follows: The 12b-1 fee has been changed from .25% to .30% for the Fidelity VIP Equity-Income Portfolio (Service Class 2), the Fidelity VIP Growth Portfolio (Service Class 2), the Fidelity VIP Contrafund® Portfolio (Service Class 2), and the Fidelity VIP Growth & Income Portfolio (Service Class 2).

On page 36 of the Prospectus, the second sentence in the second paragraph under the section entitled “Portfolio Management Fees and Charges” has been removed. The following has been added to the end of that paragraph: “The compensation We and Our affiliates receive, which includes 12b-1 fees received by American Family Securities, LLC, may range up to 0.35% and is based on a percentage of assets of the particular portfolios to the Policy.”

On page 48 of the Prospectus, the fourth sentence in the first paragraph under the section entitled “Sale of the Policies” has been removed and replaced with the following sentence: “The Fidelity Variable Insurance Products Fund under their distribution plans and the Fidelity Variable Insurance Products Funds’ principal underwriter from its corporate profits make payments to the Distributor in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares.” In addition, the number “0.25%” in the fifth sentence of that paragraph has been replaced with “0.30%.”